UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 4, 2018
American Superconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-19672	04-2959321

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

114 East Main Street Ayer, Massachusetts	01432

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (978) 842-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 4, 2018, American Superconductor Corporation (the “Company”) and James F. Maguire, a former executive officer who was a named executive officer in our Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on June 16, 2017, agreed to certain changes to Mr. Maguire’s responsibilities and compensation. Mr. Maguire will no longer be directly responsible for worldwide engineering and strategic marketing but will remain as Executive Vice President, Technology, of the Company, in which capacity he will serve as a senior advisor to the leadership team and manage strategic projects and new technologies. In light of Mr. Maguire’s new role, the Company and Mr. Maguire also have agreed to reduce his compensation to a rate of $225,000 per year (on the basis of an 80% schedule) effective April 23, 2018 and his target annual incentive award to 40% of his base salary effective for the Company’s fiscal year ending March 31, 2019.

In addition, the Company and Mr. Maguire entered into the First Amendment to Amended and Restated Executive Severance Agreement (the “Amendment”). The Amendment amends Mr. Maguire’s existing Amended and Restated Executive Severance Agreement, dated as of September 20, 2013 (the “ Maguire Agreement”), which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 25, 2013 and is incorporated herein by reference.

Under the terms of the Amendment, Mr. Maguire’s severance will remain at eighteen (18) months of base salary, less all applicable taxes and withholdings, until March 31, 2020, and will be reduced to twelve (12) months of base salary, less all applicable taxes and withholdings, thereafter. All other terms of the Maguire Agreement remain unchanged.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date: April 10, 2018	By:	/s/ John W. Kosiba, Jr.
John W. Kosiba, Jr. Senior Vice President and Chief Financial Officer